THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

Lincoln Level Advantage® B Share
Lincoln Level Advantage® Access
Lincoln Level Advantage® Design B Share

Supplement dated February 18, 2022, to the Prospectus

This supplement to your Lincoln Level Advantage® variable and index-linked annuity prospectus describes the addition of new investment options. It is for informational purposes and requires no action on your part. All other provisions of your prospectus not discussed in this supplement remain unchanged.

The following Indexed Accounts will be available to new contractowners beginning February 22, 2022:

1-Year Performance Cap Indexed Account with Protection Level
•	First Trust American Leadership* Cap, 10% Protection
•	First Trust American Leadership Cap, 15% Protection
6-Year Performance Cap Indexed Account with Protection Level
•	First Trust American Leadership Cap, 10% Protection
•	First Trust American Leadership Cap, 20% Protection
3-Year Participation Rate Indexed Account with Protection Level
•	First Trust American Leadership Participation, 10% Protection
1-Year Performance Trigger Rate Indexed Account with Protection Level
•	First Trust American Leadership Performance Trigger, 10% Protection
6-Year Spread Indexed Account with Protection Level
•	First Trust American Leadership Spread, 15% Protection

*The First Trust American Leadership IndexTM (“FTIS Index”) is a product of and owned by FT Indexing Solutions LLC (“FTIS”).  FIRST TRUST® and FIRST TRUST AMERICAN LEADERSHIP INDEXTM are trademarks of First Trust Portfolios L.P. (collectively, with FTIS and their respective affiliates, “First Trust”).  The foregoing index and trademarks have been licensed for use for certain purposes by Licensee in connection with the Product.

The Dow Jones Internet Composite IndexTM (“Dow Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by FTIS and Licensee.  S&P® is a trademark of Standard & Poor’s Financial Service LLC.  DOW JONES® and DOW JONES INTERNET COMPOSITE INDEX are trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The foregoing trademarks have been licensed for use by SPDJI and have been sublicensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.

The Nasdaq U.S. Rising Dividend Achievers IndexTM and Nasdaq Technology Dividend IndexTM are products of Nasdaq, Inc. (which with its affiliates is referred to as the “Nasdaq”).  NASDAQ®, NASDAQ U.S. RISING DIVIDEND ACHIEVERS INDEX, and NASDAQ TECHNOLOGY DIVIDEND INDEX are trademarks of Nasdaq. The foregoing indices (collectively, the “Nasdaq Indices”) and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.

The Nasdaq Riskalyze U.S. Large Cap Select Dividend IndexTM (“Riskalyze Index”) is a product of Riskalyze, Inc. (“Riskalyze”).  RISKALYZE® and NASDAQ RISKALYZE U.S. LARGE CAP SELECT DIVIDEND INDEX are trademarks of Riskalyze.  NASDAQ® is a trademark of Nasdaq, Inc.  The foregoing index and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.

The Product is not issued, sponsored, endorsed, sold, recommended, or promoted by First Trust, SPDJI, Dow Jones, Nasdaq, Riskalyze, or their respective affiliates (collectively, the “Companies”).  The Companies have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Product.   The Companies make no representation or warranty, express or implied, to the owners of any product based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index, or to any member of the public regarding the advisability of investing in securities generally or in products based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index particularly, or the ability of the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index to track general stock market performance.  The Companies’ only relationship to Licensee is in the licensing of the certain trademarks, trade names, and service marks and the use of the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Indices, which are determined, composed and calculated without regard to Licensee or the Product.  The Companies have no obligation to take the needs of Licensee, or the owners of the Product, or the sponsors or owners of products based on the FTIS Index, Dow Index, Nasdaq Indices or Riskalyze Index into consideration when determining, composing, or calculating the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Index.  The Companies are not responsible for and have not participated in the determination or calculation of the Product.  There is no assurances from the Companies that products based on the FTIS Index, Dow lndex, Nasdaq Indices, or Riskalyze Index will accurately track index performance or provide positive investment returns.  The Companies are not investment advisors.  Inclusion of a security or financial instrument within an index is not a recommendation by the Companies to buy, sell, or hold such security or financial instrument, nor is it considered to be investment advice.

THE COMPANIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, COMPLETENESS, AND/OR UNINTERRUPTED CALCULATION OF THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS.  THE COMPANIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS IN THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX.  THE COMPANIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY OWNERS OF THE PRODUCT OR OF PRODUCTS BASED ON THE FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN.  THE COMPANIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE COMPANIES BE SUBJECT TO ANY DAMAGES OR HAVE ANY LIABILITY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES OR LOSSES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSEE AND THE COMPANIES.

INVESTMENTS OF THE INDEXED ACCOUNTS – Indices. Each Indexed Account references an index that determines the performance of its associated Indexed Segments. The index is not a fund and is not available as a direct investment. The new Indexed Accounts listed above are based on the performance of the following securities index. The following description is added to your prospectus:

First Trust American Leadership Index. The First Trust American Leadership Index provides exposure to a selection of U.S. stocks, including companies with a history of paying and raising dividends and others more growth-oriented, representing the largest and most actively traded U.S. stocks in the internet industry. Specifically, the First Trust American Leadership Index provides exposure to U.S. companies driving growth and profitability through internet products and services. The level of the First Trust American Leadership Index incorporates an embedded 0.65% annual fee. The fee is not related to the annuity.

RISK FACTORS – Risks of Investing in the Indexed Account.  The following paragraph is added to the section that lists risks associated with the currently available indices:

First Trust American Leadership Index: In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of smaller companies, especially during periods of economic expansion.

DISTRIBUTION OF THE CONTRACTS – Compensation Paid to Other Parties. The following paragraph is added to this section:

We pay a licensing fee to FTIS in the amount of 0.045%, and we pay an education and support fee in the amount of 0.150% to First Trust Portfolios L.P. in connection with the First Trust American Leadership Index. These fees are based on the average monthly value of the amount invested in the First Trust American Leadership Indexed Accounts. These payments are not charged directly to Contractowners but are paid from our resources.

ADDITIONAL INFORMATION – Information Incorporated by Reference. This section of the prospectus is deleted and replaced with the following section:

Information Incorporated by Reference
Under the Securities Act of 1933, Lincoln Life has filed with the SEC a registration statement on both Form S-3 and Form N-4 (the “Registration Statement”) relating to the Contracts offered by this prospectus. This prospectus is part of the Registration Statement; it does not contain all the information set forth in the Registration Statement. As described below, and elsewhere in this prospectus, certain documents are or will be incorporated by reference into (i.e., made part of) this prospectus. Any statement contained in a document incorporated by reference into this prospectus in the future will be considered to supplement, change, or replace the existing information set forth in the prospectus, as applicable.

Lincoln Life files reports and other information with the SEC, as required under the Securities Exchange Act of 1934 (“the Exchange Act”). Lincoln Life’s annual report on Form 10-K for the year ended December 31, 2020, as well as Lincoln Life’s quarterly reports filed on Form 10-Q, for the periods ending March 31, 2021, June 30, 2021, and September 30, 2021, respectively, are incorporated by reference into this prospectus. Lincoln Life’s annual reports contain information about Lincoln Life, including its consolidated audited financial statements for Lincoln Life’s latest fiscal year. Lincoln Life files its Exchange Act documents and reports (including annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K) electronically with the SEC under File No. 000-55871. In addition, all documents subsequently filed by Lincoln Life pursuant to sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of this offering are also incorporated by reference into this prospectus. We are not incorporating by reference, in any case, any documents or information deemed to have been furnished and not filed in accordance with SEC rules.

Please retain this supplement for future reference.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

Lincoln Level Advantage® Advisory
Lincoln Level Advantage® Design Advisory

Supplement dated February 18, 2022, to the Prospectus

This supplement to your Lincoln Level Advantage® variable and index-linked annuity prospectus describes the addition of new investment options. It is for informational purposes and requires no action on your part. All other provisions of your prospectus not discussed in this supplement remain unchanged.

The following Indexed Accounts will be available to new contractowners beginning February 22, 2022:

1-Year Performance Cap Indexed Account with Protection Level
•	First Trust American Leadership* Cap, 10% Protection
•	First Trust American Leadership Cap, 15% Protection
6-Year Performance Cap Indexed Account with Protection Level
•	First Trust American Leadership Cap, 10% Protection
•	First Trust American Leadership Cap, 20% Protection
3-Year Participation Rate Indexed Account with Protection Level
•	First Trust American Leadership Participation, 10% Protection
1-Year Performance Trigger Rate Indexed Account with Protection Level
•	First Trust American Leadership Performance Trigger, 10% Protection

*The First Trust American Leadership IndexTM (“FTIS Index”) is a product of and owned by FT Indexing Solutions LLC (“FTIS”).  FIRST TRUST® and FIRST TRUST AMERICAN LEADERSHIP INDEXTM are trademarks of First Trust Portfolios L.P. (collectively, with FTIS and their respective affiliates, “First Trust”).  The foregoing index and trademarks have been licensed for use for certain purposes by Licensee in connection with the Product.

The Dow Jones Internet Composite IndexTM (“Dow Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by FTIS and Licensee.  S&P® is a trademark of Standard & Poor’s Financial Service LLC.  DOW JONES® and DOW JONES INTERNET COMPOSITE INDEX are trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The foregoing trademarks have been licensed for use by SPDJI and have been sublicensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.

The Nasdaq U.S. Rising Dividend Achievers IndexTM and Nasdaq Technology Dividend IndexTM are products of Nasdaq, Inc. (which with its affiliates is referred to as the “Nasdaq”).  NASDAQ®, NASDAQ U.S. RISING DIVIDEND ACHIEVERS INDEX, and NASDAQ TECHNOLOGY DIVIDEND INDEX are trademarks of Nasdaq. The foregoing indices (collectively, the “Nasdaq Indices”) and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.

The Nasdaq Riskalyze U.S. Large Cap Select Dividend IndexTM (“Riskalyze Index”) is a product of Riskalyze, Inc. (“Riskalyze”).  RISKALYZE® and NASDAQ RISKALYZE U.S. LARGE CAP SELECT DIVIDEND INDEX are trademarks of Riskalyze.  NASDAQ® is a trademark of Nasdaq, Inc.  The foregoing index and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.

The Product is not issued, sponsored, endorsed, sold, recommended, or promoted by First Trust, SPDJI, Dow Jones, Nasdaq, Riskalyze, or their respective affiliates (collectively, the “Companies”).  The Companies have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Product.   The Companies make no representation or warranty, express or implied, to the owners of any product based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index, or to any member of the public regarding the advisability of investing in securities generally or in products based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index particularly, or the ability of the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index to track general stock market performance.  The Companies’ only relationship to Licensee is in the licensing of the certain trademarks, trade names, and service marks and the use of the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Indices, which are determined, composed and calculated without regard to Licensee or the Product.  The Companies have no obligation to take the needs of Licensee, or the owners of the Product, or the sponsors or owners of products based on the FTIS Index, Dow Index, Nasdaq Indices or Riskalyze Index into consideration when determining, composing, or calculating the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Index.  The Companies are not responsible for and have not participated in the determination or calculation of the Product.  There is no assurances from the Companies that products based on the FTIS Index, Dow lndex, Nasdaq Indices, or Riskalyze Index will accurately track index performance or provide positive investment returns.  The Companies are not investment advisors.  Inclusion of a security or financial instrument within an index is not a recommendation by the Companies to buy, sell, or hold such security or financial instrument, nor is it considered to be investment advice.

THE COMPANIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, COMPLETENESS, AND/OR UNINTERRUPTED CALCULATION OF THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS.  THE COMPANIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS IN THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX.  THE COMPANIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY OWNERS OF THE PRODUCT OR OF PRODUCTS BASED ON THE FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN.  THE COMPANIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE COMPANIES BE SUBJECT TO ANY DAMAGES OR HAVE ANY LIABILITY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES OR LOSSES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSEE AND THE COMPANIES.

INVESTMENTS OF THE INDEXED ACCOUNTS – Indices. Each Indexed Account references an index that determines the performance of its associated Indexed Segments. The index is not a fund and is not available as a direct investment. The new Indexed Accounts listed above are based on the performance of the following securities index. The following description is added to your prospectus:

First Trust American Leadership Index. The First Trust American Leadership Index provides exposure to a selection of U.S. stocks, including companies with a history of paying and raising dividends and others more growth-oriented, representing the largest and most actively traded U.S. stocks in the internet industry. Specifically, the First Trust American Leadership Index provides exposure to U.S. companies driving growth and profitability through internet products and services. The level of the First Trust American Leadership Index incorporates an embedded 0.65% annual fee. The fee is not related to the annuity.

RISK FACTORS – Risks of Investing in the Indexed Account. The following paragraph is added to the section that lists risks associated with the currently available indices:

First Trust American Leadership Index: In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of smaller companies, especially during periods of economic expansion.

DISTRIBUTION OF THE CONTRACTS – Compensation Paid to Other Parties. The following paragraph is added to this section:

We pay a licensing fee to FTIS in the amount of 0.045%, and we pay an education and support fee in the amount of 0.150% to First Trust Portfolios L.P. in connection with the First Trust American Leadership Index. These fees are based on the average monthly value of the amount invested in the First Trust American Leadership Indexed Accounts. These payments are not charged directly to Contractowners but are paid from our resources.

ADDITIONAL INFORMATION – Information Incorporated by Reference. This section of the prospectus is deleted and replaced with the following section:

Information Incorporated by Reference
Under the Securities Act of 1933, Lincoln Life has filed with the SEC a registration statement on both Form S-3 and Form N-4 (the “Registration Statement”) relating to the Contracts offered by this prospectus. This prospectus is part of the Registration Statement; it does not contain all the information set forth in the Registration Statement. As described below, and elsewhere in this prospectus, certain documents are or will be incorporated by reference into (i.e., made part of) this prospectus. Any statement contained in a document incorporated by reference into this prospectus in the future will be considered to supplement, change, or replace the existing information set forth in the prospectus, as applicable.

Lincoln Life files reports and other information with the SEC, as required under the Securities Exchange Act of 1934 (“the Exchange Act”). Lincoln Life’s annual report on Form 10-K for the year ended December 31, 2020, as well as Lincoln Life’s quarterly reports filed on Form 10-Q, for the periods ending March 31, 2021, June 30, 2021, and September 30, 2021, respectively, are incorporated by reference into this prospectus. Lincoln Life’s annual reports contain information about Lincoln Life, including its consolidated audited financial statements for Lincoln Life’s latest fiscal year. Lincoln Life files its Exchange Act documents and reports (including annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K) electronically with the SEC under File No. 000-55871. In addition, all documents subsequently filed by Lincoln Life pursuant to sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of this offering are also incorporated by reference into this prospectus. We are not incorporating by reference, in any case, any documents or information deemed to have been furnished and not filed in accordance with SEC rules.

Please retain this supplement for future reference.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

Lincoln Level Advantage® Select B Share

Supplement dated February 18, 2022, to the Prospectus

This supplement to your Lincoln Level Advantage® variable and index-linked annuity prospectus describes the addition of new investment options. It is for informational purposes and requires no action on your part. All other provisions of your prospectus not discussed in this supplement remain unchanged.

The following Indexed Accounts will be available to new contractowners beginning February 22, 2022:

1-Year Performance Cap Indexed Account with Protection Level
•	First Trust American Leadership* Cap, 10% Protection
•	First Trust American Leadership Cap, 15% Protection
6-Year Performance Cap Indexed Account with Protection Level
•	First Trust American Leadership Cap, 10% Protection
•	First Trust American Leadership Cap, 20% Protection
1-Year Performance Trigger Rate Indexed Account with Protection Level
•	First Trust American Leadership Performance Trigger, 10% Protection

*The First Trust American Leadership IndexTM (“FTIS Index”) is a product of and owned by FT Indexing Solutions LLC (“FTIS”).  FIRST TRUST® and FIRST TRUST AMERICAN LEADERSHIP INDEXTM are trademarks of First Trust Portfolios L.P. (collectively, with FTIS and their respective affiliates, “First Trust”).  The foregoing index and trademarks have been licensed for use for certain purposes by Licensee in connection with the Product.

The Dow Jones Internet Composite IndexTM (“Dow Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by FTIS and Licensee.  S&P® is a trademark of Standard & Poor’s Financial Service LLC.  DOW JONES® and DOW JONES INTERNET COMPOSITE INDEX are trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The foregoing trademarks have been licensed for use by SPDJI and have been sublicensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.

The Nasdaq U.S. Rising Dividend Achievers IndexTM and Nasdaq Technology Dividend IndexTM are products of Nasdaq, Inc. (which with its affiliates is referred to as the “Nasdaq”).  NASDAQ®, NASDAQ U.S. RISING DIVIDEND ACHIEVERS INDEX, and NASDAQ TECHNOLOGY DIVIDEND INDEX are trademarks of Nasdaq. The foregoing indices (collectively, the “Nasdaq Indices”) and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.

The Nasdaq Riskalyze U.S. Large Cap Select Dividend IndexTM (“Riskalyze Index”) is a product of Riskalyze, Inc. (“Riskalyze”).  RISKALYZE® and NASDAQ RISKALYZE U.S. LARGE CAP SELECT DIVIDEND INDEX are trademarks of Riskalyze.  NASDAQ® is a trademark of Nasdaq, Inc.  The foregoing index and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.

The Product is not issued, sponsored, endorsed, sold, recommended, or promoted by First Trust, SPDJI, Dow Jones, Nasdaq, Riskalyze, or their respective affiliates (collectively, the “Companies”).  The Companies have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Product.   The Companies make no representation or warranty, express or implied, to the owners of any product based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index, or to any member of the public regarding the advisability of investing in securities generally or in products based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index particularly, or the ability of the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index to track general stock market performance.  The Companies’ only relationship to Licensee is in the licensing of the certain trademarks, trade names, and service marks and the use of the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Indices, which are determined, composed and calculated without regard to Licensee or the Product.  The Companies have no obligation to take the needs of Licensee, or the owners of the Product, or the sponsors or owners of products based on the FTIS Index, Dow Index, Nasdaq Indices or Riskalyze Index into consideration when determining, composing, or calculating the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Index.  The Companies are not responsible for and have not participated in the determination or calculation of the Product.  There is no assurances from the Companies that products based on the FTIS Index, Dow lndex, Nasdaq Indices, or Riskalyze Index will accurately track index performance or provide positive investment returns.  The Companies are not investment advisors.  Inclusion of a security or financial instrument within an index is not a recommendation by the Companies to buy, sell, or hold such security or financial instrument, nor is it considered to be investment advice.

THE COMPANIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, COMPLETENESS, AND/OR UNINTERRUPTED CALCULATION OF THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS.  THE COMPANIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS IN THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX.  THE COMPANIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY OWNERS OF THE PRODUCT OR OF PRODUCTS BASED ON THE FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN.  THE COMPANIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE COMPANIES BE SUBJECT TO ANY DAMAGES OR HAVE ANY LIABILITY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES OR LOSSES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSEE AND THE COMPANIES.

INVESTMENTS OF THE INDEXED ACCOUNTS – Indices. Each Indexed Account references an index that determines the performance of its associated Indexed Segments. The index is not a fund and is not available as a direct investment. The new Indexed Accounts listed above are based on the performance of the following securities index. The following description is added to your prospectus:

First Trust American Leadership Index. The First Trust American Leadership Index provides exposure to a selection of U.S. stocks, including companies with a history of paying and raising dividends and others more growth-oriented, representing the largest and most actively traded U.S. stocks in the internet industry. Specifically, the First Trust American Leadership Index provides exposure to U.S. companies driving growth and profitability through internet products and services. The level of the First Trust American Leadership Index incorporates an embedded 0.65% annual fee. The fee is not related to the annuity.

RISK FACTORS – Risks of Investing in the Indexed Account. The following paragraph is added to the section that lists risks associated with the currently available indices:

First Trust American Leadership Index: In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of smaller companies, especially during periods of economic expansion.

DISTRIBUTION OF THE CONTRACTS – Compensation Paid to Other Parties. The following paragraph is added to this section:

We pay a licensing fee to FTIS in the amount of 0.045%, and we pay an education and support fee in the amount of 0.150% to First Trust Portfolios L.P. in connection with the First Trust American Leadership Index. These fees are based on the average monthly value of the amount invested in the First Trust American Leadership Indexed Accounts. These payments are not charged directly to Contractowners but are paid from our resources.

ADDITIONAL INFORMATION – Information Incorporated by Reference. This section of the prospectus is deleted and replaced with the following section:

Information Incorporated by Reference
Under the Securities Act of 1933, Lincoln Life has filed with the SEC a registration statement on both Form S-3 and Form N-4 (the “Registration Statement”) relating to the Contracts offered by this prospectus. This prospectus is part of the Registration Statement; it does not contain all the information set forth in the Registration Statement. As described below, and elsewhere in this prospectus, certain documents are or will be incorporated by reference into (i.e., made part of) this prospectus. Any statement contained in a document incorporated by reference into this prospectus in the future will be considered to supplement, change, or replace the existing information set forth in the prospectus, as applicable.

Lincoln Life files reports and other information with the SEC, as required under the Securities Exchange Act of 1934 (“the Exchange Act”). Lincoln Life’s annual report on Form 10-K for the year ended December 31, 2020, as well as Lincoln Life’s quarterly reports filed on Form 10-Q, for the periods ending March 31, 2021, June 30, 2021, and September 30, 2021, respectively, are incorporated by reference into this prospectus. Lincoln Life’s annual reports contain information about Lincoln Life, including its consolidated audited financial statements for Lincoln Life’s latest fiscal year. Lincoln Life files its Exchange Act documents and reports (including annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K) electronically with the SEC under File No. 000-55871. In addition, all documents subsequently filed by Lincoln Life pursuant to sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of this offering are also incorporated by reference into this prospectus. We are not incorporating by reference, in any case, any documents or information deemed to have been furnished and not filed in accordance with SEC rules.

Please retain this supplement for future reference.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

Lincoln Level Advantage® B Class
Lincoln Level Advantage® Advisory Class

Supplement dated February 18, 2022, to the Prospectus

This supplement to your Lincoln Level Advantage® variable and index-linked annuity prospectus describes the addition of new investment options. It is for informational purposes and requires no action on your part. All other provisions of your prospectus not discussed in this supplement remain unchanged.

The following Indexed Accounts will be available to new contractowners beginning February 22, 2022:

1-Year Performance Cap Indexed Account with Protection Level
•	First Trust American Leadership Cap, 15% Protection
6-Year Performance Cap Indexed Account with Protection Level
•	First Trust American Leadership Cap, 10% Protection
•	First Trust American Leadership Cap, 20% Protection
1-Year Performance Trigger Rate Indexed Account with Protection Level
•	First Trust American Leadership Performance Trigger, 10% Protection

*The First Trust American Leadership IndexTM (“FTIS Index”) is a product of and owned by FT Indexing Solutions LLC (“FTIS”).  FIRST TRUST® and FIRST TRUST AMERICAN LEADERSHIP INDEXTM are trademarks of First Trust Portfolios L.P. (collectively, with FTIS and their respective affiliates, “First Trust”).  The foregoing index and trademarks have been licensed for use for certain purposes by Licensee in connection with the Product.

The Dow Jones Internet Composite IndexTM (“Dow Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by FTIS and Licensee.  S&P® is a trademark of Standard & Poor’s Financial Service LLC.  DOW JONES® and DOW JONES INTERNET COMPOSITE INDEX are trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The foregoing trademarks have been licensed for use by SPDJI and have been sublicensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.

The Nasdaq U.S. Rising Dividend Achievers IndexTM and Nasdaq Technology Dividend IndexTM are products of Nasdaq, Inc. (which with its affiliates is referred to as the “Nasdaq”).  NASDAQ®, NASDAQ U.S. RISING DIVIDEND ACHIEVERS INDEX, and NASDAQ TECHNOLOGY DIVIDEND INDEX are trademarks of Nasdaq. The foregoing indices (collectively, the “Nasdaq Indices”) and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.

The Nasdaq Riskalyze U.S. Large Cap Select Dividend IndexTM (“Riskalyze Index”) is a product of Riskalyze, Inc. (“Riskalyze”).  RISKALYZE® and NASDAQ RISKALYZE U.S. LARGE CAP SELECT DIVIDEND INDEX are trademarks of Riskalyze.  NASDAQ® is a trademark of Nasdaq, Inc.  The foregoing index and trademarks have been licensed for use for certain purposes by FTIS and Licensee in connection with the FTIS Index and the Product.

The Product is not issued, sponsored, endorsed, sold, recommended, or promoted by First Trust, SPDJI, Dow Jones, Nasdaq, Riskalyze, or their respective affiliates (collectively, the “Companies”).  The Companies have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Product.   The Companies make no representation or warranty, express or implied, to the owners of any product based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index, or to any member of the public regarding the advisability of investing in securities generally or in products based on the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index particularly, or the ability of the FTIS Index, Dow Index, Nasdaq Indices, or Riskalyze Index to track general stock market performance.  The Companies’ only relationship to Licensee is in the licensing of the certain trademarks, trade names, and service marks and the use of the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Indices, which are determined, composed and calculated without regard to Licensee or the Product.  The Companies have no obligation to take the needs of Licensee, or the owners of the Product, or the sponsors or owners of products based on the FTIS Index, Dow Index, Nasdaq Indices or Riskalyze Index into consideration when determining, composing, or calculating the FTIS Index, Dow lndex, Nasdaq Indices, and Riskalyze Index.  The Companies are not responsible for and have not participated in the determination or calculation of the Product.  There is no assurances from the Companies that products based on the FTIS Index, Dow lndex, Nasdaq Indices, or Riskalyze Index will accurately track index performance or provide positive investment returns.  The Companies are not investment advisors.  Inclusion of a security or financial instrument within an index is not a recommendation by the Companies to buy, sell, or hold such security or financial instrument, nor is it considered to be investment advice.

THE COMPANIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, COMPLETENESS, AND/OR UNINTERRUPTED CALCULATION OF THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS.  THE COMPANIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS IN THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX.  THE COMPANIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY OWNERS OF THE PRODUCT OR OF PRODUCTS BASED ON THE FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FTIS INDEX, DOW INDEX, NASDAQ INDICES, OR RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN.  THE COMPANIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PRODUCT, FTIS INDEX, DOW INDEX, NASDAQ INDICES, RISKALYZE INDEX, OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE COMPANIES BE SUBJECT TO ANY DAMAGES OR HAVE ANY LIABILITY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES OR LOSSES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSEE AND THE COMPANIES.

INVESTMENTS OF THE INDEXED ACCOUNTS – Indices. Each Indexed Account references an index that determines the performance of its associated Indexed Segments. The index is not a fund and is not available as a direct investment. The new Indexed Accounts listed above are based on the performance of the following securities index. The following description is added to your prospectus:

First Trust American Leadership Index. The First Trust American Leadership Index provides exposure to a selection of U.S. stocks, including companies with a history of paying and raising dividends and others more growth-oriented, representing the largest and most actively traded U.S. stocks in the internet industry. Specifically, the First Trust American Leadership Index provides exposure to U.S. companies driving growth and profitability through internet products and services. The level of the First Trust American Leadership Index incorporates an embedded 0.65% annual fee. The fee is not related to the annuity.

RISK FACTORS – Risks of Investing in the Indexed Account. The following paragraph is added to the section that lists risks associated with the currently available indices:

First Trust American Leadership Index: In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of smaller companies, especially during periods of economic expansion.

DISTRIBUTION OF THE CONTRACTS – Compensation Paid to Other Parties. The following paragraph is added to this section:

We pay a licensing fee to FTIS in the amount of 0.045%, and we pay an education and support fee in the amount of 0.150% to First Trust Portfolios L.P. in connection with the First Trust American Leadership Index. These fees are based on the average monthly value of the amount invested in the First Trust American Leadership Indexed Accounts. These payments are not charged directly to Contractowners but are paid from our resources.

ADDITIONAL INFORMATION – Information Incorporated by Reference. This section of the prospectus is deleted and replaced with the following section:

Information Incorporated by Reference
Under the Securities Act of 1933, Lincoln Life has filed with the SEC a registration statement on both Form S-3 and Form N-4 (the “Registration Statement”) relating to the Contracts offered by this prospectus. This prospectus is part of the Registration Statement; it does not contain all the information set forth in the Registration Statement. As described below, and elsewhere in this prospectus, certain documents are or will be incorporated by reference into (i.e., made part of) this prospectus. Any statement contained in a document incorporated by reference into this prospectus in the future will be considered to supplement, change, or replace the existing information set forth in the prospectus, as applicable.

Lincoln Life files reports and other information with the SEC, as required under the Securities Exchange Act of 1934 (“the Exchange Act”). Lincoln Life’s annual report on Form 10-K for the year ended December 31, 2020, as well as Lincoln Life’s quarterly reports filed on Form 10-Q, for the periods ending March 31, 2021, June 30, 2021, and September 30, 2021, respectively, are incorporated by reference into this prospectus. Lincoln Life’s annual reports contain information about Lincoln Life, including its consolidated audited financial statements for Lincoln Life’s latest fiscal year. Lincoln Life files its Exchange Act documents and reports (including annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K) electronically with the SEC under File No. 000-55871. In addition, all documents subsequently filed by Lincoln Life pursuant to sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of this offering are also incorporated by reference into this prospectus. We are not incorporating by reference, in any case, any documents or information deemed to have been furnished and not filed in accordance with SEC rules.

Please retain this supplement for future reference.